                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors/Trustees, Principal Executive Officer and Principal Financial Officer of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., AIG Series Trust and SunAmerica Focused Series, Inc. (collectively, the "Funds") do hereby severally constitute and appoint Peter A. Harbeck, Joseph
P. Kelly, Vincent Marra, J. Steven Neamtz and/or Donna M. Handel or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with respect to all matters arising in connection with filings with the Securities and Exchange Commission including registration statements on Form N-1A and Form N-14, and any and all amendments thereto, and information statements, with full power and authority to execute said Registration Statement or filing for and on behalf of the undersigned, in our names and in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. The undersigned hereby ratify and confirm all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

     WITNESS the due execution hereof on the date and in the capacity set forth below.

Signature                     Title                            Date
---------                     -----                            ----


                              Director/Trustee                 January 12, 2005
---------------------------
Peter A. Harbeck


                              Treasurer (Principal Financial   January 12, 2005
---------------------------   and Accounting Officer)
Donna M. Handel


                              Director/Trustee                 January 12, 2005
---------------------------
Jeffrey S. Burum


                              Director/Trustee and             January 12, 2005
---------------------------   Chairman
Samuel M. Eisenstat

Signature                     Title                            Date
---------                     -----                            ----


                              Director/Trustee                 January 12, 2005
---------------------------
Stephen J. Gutman


                              Director/Trustee                 January 12, 2005
---------------------------
William F. Devin


                              Director/Trustee                 January 12, 2005
---------------------------
Dr. Judith L. Craven


                              President (Principal             January 12, 2005
---------------------------   Executive Officer)
Vincent Marra


                              Director/Trustee                 January 12, 2005
---------------------------
William J. Shea

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